SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                February 12, 1998


                     USA NETWORKS, INC. (formerly HSN, INC.)
                (Exact name of registrant as specified in charter)

                                     Delaware
                           (State or other jurisdiction
                                of incorporation)


               0-20570                            59-2712887
         (Commission File No.)         (IRS employer identification no.)


               152 West 57th Street, New York, NY              10019
            (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                  (212) 247-5810







         ITEM 5.   OTHER EVENTS

              On February 12, 1998, USA Networks, Inc. (formerly HSN, Inc.) and Universal Studios, Inc., a subsidiary of The Seagram Company Ltd., issued the joint press release attached hereto as
         Exhibit 20.1. This press release is incorporated herein by reference.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                   (c)  Exhibits.

                        20.1 Joint Press Release of USA Networks, Inc. and Universal Studios, Inc., dated February 12, 1998







              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       USA NETWORKS, INC.



                                       By: /s/ James G. Gallagher
                                       Name:   James G. Gallagher
                                       Title:  Vice President





         Date:  February 13, 1998







                                  EXHIBIT INDEX



         Exhibit
           No.                            Description


          20.1                            Joint Press Release of USA
                                          Networks, Inc. and Universal
                                          Studios, Inc., dated February
                                          12, 1998